Putnam
Managed
Municipal
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report strong performance of Putnam Managed Municipal Income Trust during the fiscal year ended October 31, 2003. Your fund's results at net asset value significantly outperformed both the fund's primary benchmark and its Lipper peer group average. The details are shown on the facing page. In their report, your fund's managers cite the recovery in airline-related industrial development bond holdings as the primary source of these positive results. They also offer their views on prospects for the fiscal year that just began.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Managed Municipal Income Trust's total return for the fiscal year ended October 31, 2003, was 9.67% at net asset value (NAV) and 6.44% at market price.

 * The fund's return at net asset value was significantly better than the Lehman Municipal Bond Index, which returned 5.12% for the same period, largely because of strongly positive performance by airline-related industrial development bond holdings (IDBs), as well as the fund's use of leverage.

 * Performance of these holdings, as well as adjustments in the fund's portfolio duration, also helped it outperform, at NAV, the average for Lipper's Closed-End High Yield Municipal Debt Funds category, which was 7.48% for the 12-month period.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The financial markets experienced a major shift in the middle of fiscal 2003, but the fund's investment mix and the adjustments we made to its duration -- a measure of interest-rate sensitivity -- helped it outperform, at NAV, its benchmark and Lipper group in both environments. In the first half, we maintained a relatively long duration that allowed the fund to participate in the bond price rally. Although the fund's lower-rated holdings lagged, its high-quality bonds were a positive, as investors focused on relatively secure investments. By the spring, however, interest rates had declined to the point where we considered them unsustainably low. To protect the portfolio against the negative effects of a potential rate increase, we shortened the duration. This proved beneficial when rates spiked upward in late June and July. Prices of the lower-quality, higher-yielding bonds subsequently proved more resilient than the investment-grade holdings, and some positions, particularly the airline-related IDBs, appreciated, boosting the fund's returns. Market price performance reflects investor demand as well as investment results, and we believe the recovery in the equity market over the year's second half reduced investor demand for fixed-income investments, accounting for the lower return at market price.

FUND PROFILE

Putnam Managed Municipal Income Trust seeks to provide as high a level of current income free from federal in come tax as is consistent with preser vation of capital through investments in investment- grade and higher-yielding, lower-rated mu nicipal bonds. The fund is designed for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


Market overview

The municipal bond market was highly volatile during the fund's fiscal year ended October 31, 2003. In the first few months, falling tax revenues led to a decline in municipal credit quality. This, in combination with a burgeoning supply of bonds, pushed yields higher and bond prices lower. During the winter and spring, fears of an economic slowdown and deflation led to lower yields and higher prices. Through summer and early fall, mixed economic reports caused bond yields to trace a very jagged path. Overall, yields ended the fiscal year higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of October, after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased, resulting in higher bond prices and lower yields. As the economy improved, airline-related industrial development bonds outperformed. California general obligation bonds were downgraded and underperformed as the state's budget crisis worsened. Tobacco settlement bonds initially underperformed following unfavorable rulings in some of the industry's ongoing litigations, although they began to rally in the second half following the Illinois Supreme Court's favorable ruling on one of the industry's ongoing litigation matters.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Fixed-income securities
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.12%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.90%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.29%
-------------------------------------------------------------------------------
Stocks
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 26.25%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (growth stocks of small and
midsize companies)                                                     46.56%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened the fund's duration (a measure of sensitivity to changes in interest rates) in May because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July, we closed out the fund's cross-market arbitrage position, a strategy we had established earlier in the fiscal year. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall; however, we bought back the Treasury futures too soon and the trade was not profitable for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to reduce positions in some of the fund's lower-quality holdings, particularly airline-related industrial development bonds. This enabled us to expand the fund's diversification into other areas where we saw stronger potential, such as utilities and real estate development.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                          as of 4/30/03          as of 10/31/03

Health care                   26.7%                  26.5%

Utilities                     16.0%                  20.2%

Transportation                19.5%                  14.0%

Water and sewer                3.0%                   3.8%

Housing                        3.2%                   3.6%

Footnote reads:
Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


How fund holdings affected performance

While the fund's relatively long duration proved beneficial during the first half of the year, the second half was dominated by the strong price recovery from its airline-related industrial development bonds
(IDBs), which had detracted significantly from performance during fiscal 2002 and the first half of 2003. IDBs are usually issued to finance local expansion by various businesses and are backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-related IDBs (generally issued to finance airport facility expansion) have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery improved during the fiscal year, the airline market strengthened and concerns about bankruptcies diminished. We capitalized on the strong price recovery to trim the fund's airline IDBs, including airport facility improvement bonds in Illinois, Kentucky, Michigan, North Carolina, Pennsylvania, Texas, and Washington state for American Airlines, United Airlines, Delta Airlines, US Airways, and Northwest Airlines. Since all of these bonds have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress.

The airline business is one of many industries that have been recovering with the economy. One of the fund's larger holdings, Pocahontas Parkway Association Toll Road Revenue Bonds, also rose in value as traffic (and tolls) picked up. We purchased $3.9 million of these bonds in 1998. They have a coupon of 5.5%, mature in 2028, and are rated Baa3 by Moody's and BB by Standard & Poor's. The Pocahontas Parkway, which opened in October of 2002, is a major connector to the Richmond International Airport, and includes the only bridge crossing the James River for 15 miles. During construction, the price of the bonds fell as the sluggish economy caused traffic projections to fall off and investors to become concerned about the issuer's ability to service debt. However, road traffic has picked up with the economy in the past six months and tolls are approaching previous projections. The bonds are still trading at a discount, and traffic will need to increase further in order to support the bond's interest payments, but we are cautiously optimistic.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (37.6%)

Aa/AA (2.2%)

A (10.6%)

Baa/BBB (26.0%)

Ba/BB (11.2%)

B (5.4%)

CCC and
below (1.8%)

VMIG1/A-1+ (5.2%)

Footnote reads:
As a percentage of market value as of 10/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Although the past several months have been positive for the bond market as a whole, not every bond has gone up in value. For example, in 1998 we bought Michigan State Strategic Fund Resource Recovery Revenue Bonds issued for Central Wayne Energy Resources. These bonds were issued to finance a trash-to-energy project in Detroit, but it experienced numerous technical problems and the plant never met production expectations. It was shut down in August of 2003 and we sold the position at a loss. In another situation, we are in discussions with the managers of Hoover Group, Inc., a Nebraska company that makes large industrial containers for shipping products and raw materials. We own IDBs issued for Hoover Group by Gage County, Nebraska in 1987 with a coupon of 8.5%. The poor economy and competitive pricing have eroded revenues and the company is seeking concessions from debt holders. As of the end of October 2003, the fund's counsel was studying the situation.

All our purchase and sale decisions involve careful judgments, balancing yield and credit quality as well as diversification by industry and issuer. In March of this year, when several court cases threatened to go against tobacco companies, we became concerned about possible weakness in their revenues and began reducing the fund's exposure to some high-yielding tobacco settlement bonds. (These bonds are issued by municipalities and secured by settlements from class-action lawsuits against the tobacco industry.) However, this fall, a series of rulings has been more favorable for the tobacco companies. Since the bonds have attractive coupons and give the fund exposure to a unique type of bond, we have been rebuilding the position. For example, we recently added $3 million in Badger Tobacco Asset Securitization bonds issued in Wisconsin. The series we purchased has a coupon of 7%, matures in 2028, and is rated Baa2 by Moody's.

Another facet of our diversification strategy includes municipal bonds issued to finance real estate developments. These deals are relatively hard to come by, and our analysts' experience in this market is especially valuable here. Two recent acquisitions are in California -- one in Sacramento for North Natomas Community Facilities District and the other in Chula Vista for Otay Ranch Village. Both bonds have a coupon of 6% and mature in 2033. Neither is rated by Moody's or S&P. In both cases, the developers purchased a large tract of land and are using the bond proceeds for such municipal improvements as roads, sewer systems, and street lighting. Currently, taxes paid by each developer are funding the bonds. The developers plan to sell large tracts of land to home-building contractors who create developments that include commercial properties as well as single- and multi-family homes. As builders acquire tracts, the taxpayer base for each issue diversifies. As people buy the new homes, their taxes pay interest on the bonds, spreading out bondholders' risks still further. Since these issues are not rated, we are careful about which developments we choose, and often deal with developers we know from past experience.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued market volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

----------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
----------------------------------------------------------------------------------
                                                                   Lipper Closed-
                                                                   End High Yield
                                                       Lehman        Municipal
                                                      Municipal     Debt Funds
                           NAV       Market price    Bond Index  category average*
----------------------------------------------------------------------------------
1 year                     9.67%         6.44%         5.12%          7.48%
----------------------------------------------------------------------------------
5 years                   17.70         -7.05         31.08          19.28
Annual average             3.31         -1.45          5.56           3.55
----------------------------------------------------------------------------------
10 years                  55.18         36.52         78.34          66.54
Annual average             4.49          3.16          5.96           5.20
----------------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)            6.84          5.71          7.39           5.86
----------------------------------------------------------------------------------

  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 12,
  12, and 12 funds, respectively, in this Lipper category.



-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------
                            NAV       Market price
-------------------------------------------------------------------------
1 year                     6.15%         -0.03%
-------------------------------------------------------------------------
5 years                   17.83          -2.20
Annual average             3.34          -0.44
-------------------------------------------------------------------------
10 years                  56.60          41.28
Annual average             4.59           3.52
-------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)            6.90           5.95
-------------------------------------------------------------------------


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
------------------------------------------------------------------------------
Putnam Managed Municipal Income Trust
------------------------------------------------------------------------------
Distributions from common shares
Number                                               12
------------------------------------------------------------------------------
Income 1                                             $0.570
------------------------------------------------------------------------------
Capital gains 1                                      --
------------------------------------------------------------------------------
Total                                                $0.570
------------------------------------------------------------------------------
Distributions from                   Series A         Series B       Series C
preferred shares                   (550 shares)     (550 shares)   (650 shares)
------------------------------------------------------------------------------
Income 1                            $1,091.89        $1,090.74      $1,093.77
------------------------------------------------------------------------------
Capital gains 1                     --               --             --
------------------------------------------------------------------------------
Total                               $1,091.89        $1,090.74      $1,093.77
------------------------------------------------------------------------------
Share value (common shares)                           NAV       Market price
------------------------------------------------------------------------------
10/31/02                                             $7.84          $7.43
------------------------------------------------------------------------------
10/31/03                                              7.98           7.34
------------------------------------------------------------------------------
Current return (common shares, end of period)
------------------------------------------------------------------------------
Current dividend rate 2                              7.14%          7.77%
------------------------------------------------------------------------------
Taxable equivalent 3                                10.98          11.95
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on public exchanges such as the New York Stock Exchange or the American Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund's portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


KPMG  LLP
Boston, Massachusetts
December 9, 2003


The fund's portfolio
October 31, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.8%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (1.5%)
-------------------------------------------------------------------------------
    $1,000,000 Apache Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Tucson Elec.
               Pwr. Co.), Ser. B, 5 7/8s, 3/1/33     Ba3               $928,750
     1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds  (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB              1,022,500
     1,800,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds  (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,854,000
     3,000,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A, 7 1/8s, 10/1/32        Ba3              3,045,000
       560,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        BB-/P              586,600
     1,000,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,028,750
                                                                 --------------
                                                                      8,465,600

Arkansas (1.5%)
-------------------------------------------------------------------------------
     4,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds  (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                        Baa3             4,979,500
     2,750,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             2,990,625
                                                                 --------------
                                                                      7,970,125

California (13.6%)
-------------------------------------------------------------------------------
       250,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                Baa1               242,500
     1,235,000 Brentwood, Infrastructure Auth.
               Rev. Bonds, Ser. 94-1, 5 5/8s,
               9/2/29                                BB-/P            1,204,125
     7,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 9.506s,
               7/1/17                                Aaa              7,535,150
     2,000,000 CA State G.O. Bonds, FGIC, 6.6s,
               2/1/11                                Aaa              2,397,500
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,000,000 6s, 5/1/15                            A3               1,117,500
    20,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             22,450,000
     3,000,000 5 1/2s, 5/1/11                        A3               3,318,750
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             2,760,000
     1,250,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax  (No. 08-1 Otay Ranch
               Village Six), 6s, 9/1/33              BB/P             1,223,438
               Corona, COP
     2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s,
               7/1/20 (In default) (NON)             D/P              1,110,000
     5,000,000 (Hosp. Syst., Inc.), Ser. C, 8 3/8s,
               7/1/11 (In default) (NON)             D/P              2,000,000
       750,000 Folsom, Special Tax (Cmnty. Facs.
               Dist. No. 10), 5 7/8s, 9/1/28         BB/P               743,438
     1,970,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   B/P              1,615,400
     2,500,000 Golden State Tobacco Securitization
               Corp.  Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                Baa1             2,425,000
     1,755,000 Lancaster, Redev. Agcy. Tax Alloc.
               (Redev. Project Areas), MBIA, 5s,
               8/1/16                                Aaa              1,926,112
       650,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB+/P              632,938
     1,250,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac.), Ser. 4-C, 6s,
               9/1/33                                BB+/P            1,246,875
     7,000,000 San Bernardino Cnty.,
               Certificates of Participation (Med.
               Ctr. Fin.), Ser. A, MBIA, 6 1/2s,
               8/1/28                                Aaa              7,778,750
     3,000,000 San Luis Obispo, COP (Vista Hosp.
               Syst., Inc.), 8 3/8s, 7/1/29 (In
               default) (NON)                        D/P              1,200,000
     8,750,000 Santa Clara Cnty., Fin. Auth. Lease
               Rev. Bonds (VMC Fac. Replacement
               Project), Ser. A, AMBAC, 6 3/4s,
               11/15/20                              Aaa              9,433,463
     3,400,000 Valley Hlth. Syst. Hosp. Rev. Bonds
               (Refunding & Impt.),  Ser. A,
               6 1/2s, 5/15/25                       B+               2,282,250
                                                                 --------------
                                                                     74,643,189

Colorado (1.9%)
-------------------------------------------------------------------------------
     3,015,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               3.05s, 10/1/05                        A3               3,094,144
               CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B
    15,500,000 zero %, 9/1/35                        Baa3             1,472,500
    16,500,000 zero %, 9/1/34                        Baa3             1,691,250
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13       AAA              1,294,125
     2,500,000 MBIA, 5 1/2s, 11/15/25                Aaa              2,618,750
                                                                 --------------
                                                                     10,170,769

District of Columbia (0.6%)
-------------------------------------------------------------------------------
     4,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           Baa2             3,525,000

Florida (3.7%)
-------------------------------------------------------------------------------
     2,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              2,377,500
     3,210,000 Escambia Cnty., Poll. Control
               Rev. Bonds (Champion Intl. Corp.),
               6.9s, 8/1/22                          Baa2             3,345,687
     1,000,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P            1,006,250
     1,000,000 Gateway Svcs. Cmnty. Dev. Dist.
               Special Assmt. (Stoneybrook),
               5 1/2s, 7/1/08                        BB-/P            1,013,750
       500,000 Heritage Harbor, South Cmnty. Dev.
               Distr. Rev. Bonds (Cap. Impt.),
               Ser. A, 6 1/2s, 5/1/34                BB-/P              507,500
     5,000,000 Hernando Cnty., Indl. Dev.
               Rev. Bonds (FL Crushed Stone Co.),
               8 1/2s, 12/1/14                       A-/P             5,113,900
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               928,750
     1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               1,309,969
     1,500,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3              1,501,875
     2,000,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds  (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P             1,905,000
     1,000,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-/P              993,750
                                                                 --------------
                                                                     20,003,931

Georgia (0.9%)
-------------------------------------------------------------------------------
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               4,205,000
       700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.568s, 8/1/10                       Aaa                718,879
                                                                 --------------
                                                                      4,923,879

Hawaii (0.3%)
-------------------------------------------------------------------------------
     1,760,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                1,665,400

Illinois (2.4%)
-------------------------------------------------------------------------------
               Chicago, G.O. Bonds
     4,850,000 Ser. A, AMBAC, 5 5/8s, 1/1/39         Aaa              5,110,678
     3,500,000 Ser. C, FGIC, 5 1/2s, 1/1/40          Aaa              3,640,000
     1,495,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,044,631
     3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                3,270,313
                                                                 --------------
                                                                     13,065,622

Indiana (2.0%)
-------------------------------------------------------------------------------
     2,500,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,440,625
     6,500,000 IN Trans. Fin. Auth. Arpt. Facs.
               Lease Rev. Bonds, Ser. A, AMBAC, 5s,
               11/1/16                               Aaa              6,857,500
     1,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          Baa2             1,739,063
                                                                 --------------
                                                                     11,037,188

Iowa (1.0%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
    $2,970,000 9 1/4s, 7/1/25                        BBB-/P          $3,526,875
     1,555,000 9.15s, 7/1/09                         BBB-/P           1,799,913
                                                                 --------------
                                                                      5,326,788

Kentucky (0.8%)
-------------------------------------------------------------------------------
     2,035,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Special Fac. -  Delta Airlines,
               Inc.), Ser. A, 7 1/2s, 2/1/20         B                2,034,349
     1,700,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Healthcare, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB/P            1,772,250
     1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               11/1/14                               Ba3                500,000
                                                                 --------------
                                                                      4,306,599

Louisiana (0.9%)
-------------------------------------------------------------------------------
     2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            1,642,500
       500,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  480,625
     2,750,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. C, 7s, 11/1/15                   Ba1              2,859,918
                                                                 --------------
                                                                      4,983,043

Maine (0.4%)
-------------------------------------------------------------------------------
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              2,000,000

Massachusetts (5.0%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             2,272,500
     3,240,000 (Rehab. Hosp. Cape & Islands),
               Ser. A,  (U.S. Govt. Coll.) 7 7/8s,
               8/15/24                               AAA/P            3,471,563
     1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14   Ba2              1,494,581
     1,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             1,194,000
     2,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             2,578,125
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,928,906
     1,500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB              1,509,375
     7,645,000 MA State Hsg. Fin. Agcy. IFB, AMBAC,
               9.493s, 7/1/40 (acquired 6/3/98,
               cost $7,739,951) (RES)                AAA/P            7,950,800
     2,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              2,035,000
     1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
               (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            1,030,000
     1,900,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.15s, 8/1/20  VMIG1            1,900,000
                                                                 --------------
                                                                     27,364,850

Michigan (3.5%)
-------------------------------------------------------------------------------
     3,500,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.15s, 7/1/33                    VMIG1            3,500,000
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               468,750
     2,200,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds  (Mt. Clemens Gen.
               Hosp.), Ser. B, 5 7/8s, 11/15/34      BBB-             2,101,000
     1,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 6s, 4/1/22   A2               1,599,375
     2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (NOMC Obligation Group), Ser. B, 6s,
               8/1/18                                Ba1              2,227,500
     2,975,000 Warren Cons. School Dist. G.O.
               Bonds, FSA,  5 3/8s, 5/1/18           Aaa              3,227,875
     6,780,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             4,618,875
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    B+/P             1,587,500
                                                                 --------------
                                                                     19,330,875

Minnesota (1.1%)
-------------------------------------------------------------------------------
     2,525,000 Chaska, Indl. Dev. Rev. Bonds
               (Lifecore Biomedical, Inc. Project),
               10 1/4s, 9/1/20                       BB/P             2,641,125
     3,200,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba2              3,204,000
                                                                 --------------
                                                                      5,845,125

Mississippi (0.4%)
-------------------------------------------------------------------------------
     2,250,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-             2,250,000

Missouri (0.9%)
-------------------------------------------------------------------------------
     1,500,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,503,750
     2,000,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              2,190,000
     1,450,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,473,563
                                                                 --------------
                                                                      5,167,313

Montana (1.8%)
-------------------------------------------------------------------------------
     1,775,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,932,531
     8,130,000 Forsyth, VRDN (Pacific Corp.
               Project), 1.20s, 1/1/18               VMIG1            8,130,000
                                                                 --------------
                                                                     10,062,531

Nebraska (0.2%)
-------------------------------------------------------------------------------
     2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               12/1/07                               Ba3              1,000,000
     2,410,239 Kearney, Indl. Dev. Rev. Bonds
               (Great Platte River Road), 6 3/4s,
               1/1/28 (In default) (NON)             D/P                     24
                                                                 --------------
                                                                      1,000,024

Nevada (1.3%)
-------------------------------------------------------------------------------
     5,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. C,
               AMBAC, 5.95s, 12/1/38                 Aaa              5,425,000
     1,595,000 Henderson, Local Impt. Dist. Special
               Assmt.  (No. T-14), 3.2s, 3/1/06      BB-/P            1,587,025
                                                                 --------------
                                                                      7,012,025

New Hampshire (1.1%)
-------------------------------------------------------------------------------
               NH Muni. Bond Bank Rev. Bonds
     1,000,000 Ser. A, 5s, 2/15/11                   Aa2              1,102,500
     1,600,000 Ser. B, ST GTD, 5s, 2/15/08           AA+              1,770,000
       625,000 Ser. B, ST GTD, 5s, 8/15/07           AA+                689,063
     2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P            2,606,681
                                                                 --------------
                                                                      6,168,244

New Jersey (3.1%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     1,000,000 (1st Mtge.-Cranes Mill), Ser. A,
               7 1/2s, 2/1/27                        BB-/P            1,040,000
     1,250,000 (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P            1,278,125
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     3,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             3,288,750
     2,000,000 (Columbus Hosp.), Ser. A, 5 3/4s,
               7/1/29                                BB+              1,872,500
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3               1,289,063
     1,000,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2               955,000
     6,500,000 NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.), Ser. A,
               FSA, 5 1/2s, 6/15/12                  Aaa              7,369,375
                                                                 --------------
                                                                     17,092,813

New Mexico (1.4%)
-------------------------------------------------------------------------------
     7,500,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.20s,
               5/1/24                                VMIG1            7,500,000

New York (14.7%)
-------------------------------------------------------------------------------
     3,000,000 Long Island, Pwr. Auth. VRDN, Ser.
               2, 1.1s, 5/1/33                       VMIG1            3,000,000
     1,800,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, 9.264s,  12/1/24
               (acquired 10/20/03, cost $1,981,188)
               (RES)                                 BBB+/P           2,009,250
     2,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. F, MBIA,  5s, 11/15/10           Aaa              2,232,500
    13,000,000 Nassau Cnty., Interim Fin. Auth.
               Rev. Bonds, Ser. B, MBIA, 5s,
               11/15/10                              Aaa             14,511,250
    10,000,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2              11,062,500
     1,500,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                (Visy Paper, Inc.), 7.95s, 1/1/28    B+/P             1,548,750
     6,025,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       Ba2              4,255,156
     1,495,000 NY City, Indl. Dev. Agency
               Rev. Bonds (Staten Island U. Hosp.
               Project), 6.45s, 7/1/32               Baa3             1,569,750
     4,200,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. G, FGIC, 1.5s,
               6/15/24                               VMIG1            4,200,000
    10,000,000 NY City, Muni. Wtr. Fin. Auth.
               Rev. Bonds, Ser. C, MBIA, 5 1/2s,
               6/15/17                               Aaa             10,937,500
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               916,875
     2,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            2,105,000
     5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser.
               96, FGIC, 6.6s, 10/1/23               Aaa              5,228,850
     5,000,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               8.64s, 12/1/17 (acquired
               7/19/00, cost $5,234,450) (RES)       Aaa              6,631,250
    10,000,000 Port Auth. NY & NJ Special
               Obligation FRB, Ser. N18, MBIA,
               1.15s, 12/1/17                        Aaa             10,000,000
                                                                 --------------
                                                                     80,208,631

North Carolina (1.3%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,500,000 Ser. D, 6 3/4s, 1/1/26                BBB              1,642,500
     3,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              3,056,250
               NC State Muni. Pwr. Agcy. Rev. Bonds
     1,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             1,091,250
     1,300,000 Ser. A, 5 1/2s, 1/1/13                Baa1             1,404,000
                                                                 --------------
                                                                      7,194,000

Ohio (2.0%)
-------------------------------------------------------------------------------
               Cuyahoga Cnty., Rev. Bonds, Ser. A
     1,280,000 6s, 1/1/16                            A1               1,400,000
     2,000,000 6s, 1/1/15                            A1               2,205,000
     1,000,000 Dayton, Fac. Rev. Bonds (Emery Air
               Freight), Ser. A, 5 5/8s, 2/1/18      BB+                801,250
     1,000,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,012,500
     3,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             3,075,000
     2,100,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp. Project),
               6.3s, 12/1/32                         Baa1             2,189,250
                                                                 --------------
                                                                     10,683,000

Oklahoma (2.3%)
-------------------------------------------------------------------------------
     3,150,000 OK City Arpt. Trust Rev. Bonds (Jr.
               Lien 27th Ser.),  Ser. A, FSA, 5s,
               7/1/18                                Aaa              3,252,375
     2,400,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care),  Ser. A,
               5 5/8s, 8/15/29                       B1               1,647,000
     7,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.- Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              7,446,250
                                                                 --------------
                                                                     12,345,625

Oregon (0.4%)
-------------------------------------------------------------------------------
     2,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29             BB-/P            1,902,500

Pennsylvania (7.6%)
-------------------------------------------------------------------------------
       750,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3               748,125
     2,165,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             2,327,375
     3,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s,
               1/15/25                               CCC/P            1,505,000
       350,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               350,438
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 962,500
       500,000 Monroe Cnty., Hosp. Auth. (Pocono
               Med. Ctr.),  6s, 1/1/43               BBB+               495,625
               PA Convention Ctr. Auth. Rev. Bonds
       750,000 Ser. A, 6 3/4s, 9/1/19                Baa2               785,753
     7,250,000 MBIA, 6.7s, 9/1/14                    Aaa              7,706,823
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     7,750,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             8,844,688
     1,000,000 (Amtrak Project), Ser. A, 6 3/8s,
               11/1/41                               A3                 985,000
     1,000,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver Project),
               Ser. D, 7 1/8s, 12/1/15               BBB-             1,033,810
     4,200,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
               (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             4,236,750
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Widener U.), 5.4s, 7/15/36           BBB+               996,250
       995,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/07                A                1,092,013
     5,715,000 Philadelphia, Gas Wks. Rev. Bonds
               (1975 Gen. Ordinance 17th), FSA, 5s,
               7/1/07                                Aaa              6,279,356
     2,739,243 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds  (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                  3,424
     2,000,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P             1,565,000
     1,800,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds  (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,842,750
                                                                 --------------
                                                                     41,760,680

South Carolina (2.1%)
-------------------------------------------------------------------------------
     4,750,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-               2,030,625
       775,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2                 784,688
     5,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co. Project),  Ser. A, 4 1/4s,
               10/1/07                               Baa2             5,243,750
     1,250,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A,  6 1/2s, 8/15/32              BBB+             1,289,063
     1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2             1,271,250
     1,300,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             1,126,125
                                                                 --------------
                                                                     11,745,501

South Dakota (0.3%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    Baa2             1,765,000

Tennessee (2.6%)
-------------------------------------------------------------------------------
     6,000,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.915s, 7/1/21 (acquired
               2/8/00, cost $5,651,400) (RES)        Aaa              7,575,000
     4,200,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             4,562,250
     2,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               2,165,000
                                                                 --------------
                                                                     14,302,250

Texas (6.9%)
-------------------------------------------------------------------------------
     7,800,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             8,160,750
     4,655,000 Carrollton, Farmers Branch Indpt.
               School Dist. G.O. Bonds, PSFG, 5s,
               2/15/17                               Aaa              4,899,388
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,002,500
     2,360,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,492,700
     4,790,000 Garland, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 2/15/11             Aaa              5,274,964
     3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               3,206,250
     3,880,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,861,500
     2,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil Refining
               Corp.), 6.4s, 3/1/30                  Aaa              2,082,500
     1,400,000 Matagorda Cnty., Navigation Dist.
               Mandatory Put Bonds, 2.15s, 5/1/30    Baa2             1,400,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             2,584,375
               Tomball, Hosp. Auth. Rev. Bonds
     2,000,000 (Tomball Regl. Hosp.), 6s, 7/1/29     Baa2             2,015,000
       800,000 (Tomball Regl. Hosp.), 6s, 7/1/25     Baa2               807,000
       800,000 (Tomball Reg. Hosp.), 6s, 7/1/19      Baa2               818,000
               Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Mother Frances Hosp.)
       745,000 5s, 7/1/08                            Baa1               785,975
       500,000 5s, 7/1/07                            Baa1               528,750
                                                                 --------------
                                                                     37,919,652

Utah (2.8%)
-------------------------------------------------------------------------------
       750,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-                766,875
     5,000,000 Intermountain Power Agency
               Rev. Bonds, Ser. A, FSA, 5s, 7/1/11   Aaa              5,525,000
     8,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       BBB              7,910,000
     1,000,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1             1,056,250
                                                                 --------------
                                                                     15,258,125

Vermont (0.2%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,043,750

Virginia (1.0%)
-------------------------------------------------------------------------------
     1,500,000 Fredericksburg, Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3               1,455,000
     1,000,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (1st. Mtge.
               Williamsburg), Ser. A, 6 1/8s,
               3/1/32                                BB-/P            1,000,000
     3,900,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               3,027,375
                                                                 --------------
                                                                      5,482,375

Washington (1.3%)
-------------------------------------------------------------------------------
     5,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              5,612,500
     1,600,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/4s, 4/1/30                 B+/P             1,490,000
                                                                 --------------
                                                                      7,102,500

West Virginia (0.3%)
-------------------------------------------------------------------------------
     2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      Ba3              1,806,250

Wisconsin (1.7%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     3,000,000 7s, 6/1/28                            Baa2             2,850,000
     3,000,000 6 3/8s, 6/1/32                        Baa2             2,606,250
     3,900,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               3,987,750
                                                                 --------------
                                                                      9,444,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $547,630,362)                                 $540,844,772

Preferred stocks (1.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     2,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.                              $2,140,000
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.                              4,320,000
                                                                 --------------
               Total Preferred stocks
               (cost $6,000,000)                                     $6,460,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $553,630,362)                                 $547,304,772
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 $24,166,300 or 4.4% of portfolio market value.

      The rates shown on VRDN, mandatory put bonds, and Floating Rate Bonds
      (FRB) are the current interest rates shown at October 31, 2003.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2003.

      The fund had the following industry group concentrations greater than 10% at October 31, 2003
      (as a percentage of portfolio market value):

         Health care             26.5%
         Utilities               20.2
         Transportation          14.0

      The fund had the following insurance concentrations greater than 10% at October 31, 2003
      (as a percentage of portfolio market value):

         MBIA                    14.6%
         AMBAC                   12.8

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$553,630,362) (Note 1)                                           $547,304,772
-------------------------------------------------------------------------------
Cash                                                                   22,571
-------------------------------------------------------------------------------
Interest and other receivables                                     10,107,796
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,553,000
-------------------------------------------------------------------------------
Total assets                                                      559,988,139

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,242,301
-------------------------------------------------------------------------------
Accrued preferred shares distributions payable (Note 1)                48,393
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,633,527
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          973,814
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             44,863
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 52,451
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,585
-------------------------------------------------------------------------------
Other accrued expenses                                                121,866
-------------------------------------------------------------------------------
Total liabilities                                                   8,122,800
-------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000 shares
authorized; 1,750 shares issued at $100,000 per share (Note 4)    175,000,000
-------------------------------------------------------------------------------
Net assets                                                       $376,865,339

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                        $434,708,664
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          913,954
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (52,431,689)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (6,325,590)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $376,865,339

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($376,865,339 divided by
47,206,343 shares)                                                      $7.98
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Interest income:                                                  $33,747,210
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,808,647
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        335,730
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,737
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,167
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                453,494
-------------------------------------------------------------------------------
Other                                                                 142,552
-------------------------------------------------------------------------------
Total expenses                                                      4,764,327
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (26,382)
-------------------------------------------------------------------------------
Net expenses                                                        4,737,945
-------------------------------------------------------------------------------
Net investment income                                              29,009,265
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (26,004,045)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (1,103,407)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         33,501,746
-------------------------------------------------------------------------------
Net gain on investments                                             6,394,294
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $35,403,559
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,911,395)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $33,492,164
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $29,009,265      $32,937,590
-------------------------------------------------------------------------------
Net realized loss on investments                 (27,107,452)      (3,409,597)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    33,501,746      (30,443,946)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         35,403,559         (915,953)

Distributions to Series A, B, and C
remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,911,395)      (2,589,647)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations applicable to
common shareholders                               33,492,164       (3,505,600)
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (26,907,616)     (26,888,250)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --          419,191
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            6,584,548      (29,974,659)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                370,280,791      400,255,450
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $913,954 and $726,898,
respectively)                                   $376,865,339     $370,280,791
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
year                                              47,206,343       47,155,237
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           51,106
-------------------------------------------------------------------------------
Common shares outstanding at end of year          47,206,343       47,206,343
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                              1,750            1,750
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                         Year ended October 31
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                  $7.84           $8.49           $8.44           $8.77           $9.82
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .61             .70             .72             .75             .80
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .14            (.73)            .04            (.16)           (.96)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .75            (.03)            .76             .59            (.16)
-----------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.04)           (.05)           (.12)           (.16)           (.13)
-----------------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                               .71            (.08)            .64             .43            (.29)
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income:                       (.57)           (.57)           (.59)           (.76)           (.76)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.57)           (.57)           (.59)           (.76)           (.76)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                  $7.98           $7.84           $8.49           $8.44           $8.77
-----------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                  $7.34           $7.43           $8.44           $9.63           $9.81
-----------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                               6.44           (5.57)          (6.21)           6.84           (7.72)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)                $376,865        $370,281        $400,255        $396,212        $408,419
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                      1.27            1.25            1.22            1.27            1.23
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                      7.21            7.84            7.01            6.97            7.12
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           40.82           20.44           17.95           16.72           12.88
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $50,158,346 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
   $11,188,485  October 31, 2005
     2,894,998  October 31, 2006
     3,629,209  October 31, 2007
     1,237,146  October 31, 2008
     1,641,465  October 31, 2009
     3,729,886  October 31, 2010
    25,837,157  October 31, 2011

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2003 was 0.81% for Series A, 0.92% for Series B and 0.98% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $3,198 to decrease undistributed net investment income and $317,415 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $320,613.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $21,797,633
Unrealized depreciation            (27,917,893)
                                  ------------
Net unrealized depreciation         (6,120,260)
Undistributed tax-exempt
income                               3,545,655
Undistributed ordinary income           45,159
Capital loss carryforward          (50,158,346)
Cost for federal income
tax purposes                      $553,425,032

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2003, the fund's expenses were reduced by $26,382 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $733 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $227,587,273 and $215,390,036, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A (550), Series B (550)and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common shares

                                                          Votes
                                     Votes for          withheld
-----------------------------------------------------------------
Jameson Adkins Baxter               40,520,151           902,275
Charles B. Curtis                   40,532,196           890,229
Ronald J. Jackson                   40,526,248           896,178
Paul L. Joskow                      40,527,069           895,357
Elizabeth T. Kennan                 40,508,704           913,722
Lawrence J. Lasser*                 40,531,410           891,016
John H. Mullin III                  40,543,758           878,668
George Putnam, III                  40,524,063           898,362
A.J.C. Smith                        40,500,558           921,868
W. Thomas Stephens                  40,516,541           905,884
W. Nicholas Thorndike               40,493,265           929,161

                                            Preferred Shares

                                                          Votes
                                     Votes for          withheld
-----------------------------------------------------------------
Jameson Adkins Baxter                    1,620                 0
Charles B. Curtis                        1,620                 0
John A. Hill                             1,620                 0
Ronald J. Jackson                        1,620                 0
Paul L. Joskow                           1,620                 0
Elizabeth T. Kennan                      1,620                 0
Lawrence J. Lasser*                      1,620                 0
John H. Mullin III                       1,620                 0
Robert E. Patterson                      1,620                 0
George Putnam, III                       1,620                 0
A.J.C. Smith                             1,620                 0
W. Thomas Stephens                       1,620                 0
W. Nicholas Thorndike                    1,620                 0

 All tabulations are rounded to nearest whole number.

*Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203415  052  12/03



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003